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Acme Group

Third Amendment To Credit Agreement

Harris Trust and Savings Bank

Chicago, Illinois

NBD Bank

Detroit, Michigan

Mercantile Bank of St. Louis National Association

St. Louis, Missouri

National City Bank

Cleveland, Ohio

General Electric Capital Corporation

Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of August 11, 1994 between the undersigned, Acme Steel Company, a Delaware corporation ("Acme Steel"), Acme Packaging Corporation, a Delaware corporation ("Acme Packaging"), Alpha Tube Corporation, a Delaware corporation ("Alpha Tube"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("Universal Tool") (Acme Steel, Acme Packaging, Alpha Tube and Universal Tool are being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and you (the "Lenders") as amended by that certain First Amendment to Credit Agreement dated as of May 21, 1995 and that certain Second Amendment to Credit Agreement effective as of August 8, 1995 (said Credit Agreement as so amended being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.





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The Borrowers have requested that the Lenders amend Section 7.11 of the Credit
Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1.      AMENDMENTS.

Upon the satisfaction of the conditions set forth in Section 2 below, Section
7.11 of the Credit Agreement shall be amended by (i) deleting the period appearing at the end of subsection (c) thereof, substituting therefor a semicolon followed by the word "and" and (ii) inserting the following new subsection (d) immediately after subsection (c) as so amended:

        "(d)    indebtedness not otherwise permitted by this Section
aggregating not more than $25,000,000 at any one time outstanding."

2.      CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        (a) The Borrowers and the Lenders shall have executed and delivered this Amendment.

        (b) The Lenders shall have received copies (executed or certified, as may be appropriate) of resolutions of the Board of Directors of each Borrower authorizing the execution, delivery and performance of, and indicating the authorized signers of, this Amendment and all other documents relating thereto and containing the specimen signatures of such signers.

        (c) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel.

3.      REPRESENTATIONS.

In order to induce the Lenders to execute and deliver this





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Amendment, the Borrowers hereby represent to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.6 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Borrowers are in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.      MISCELLANEOUS.

        (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        (b) The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

        (c) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and





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each of such counterparts shall for all purposes be deemed to be an original.
This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of this 5th day of April, 1996.

     ACME STEEL COMPANY

By   /s/ James W. Hoekwater
     Its     Treasurer


ACME PACKAGING CORPORATION

By   /s/ James W. Hoekwater
     Its     Treasurer


ALPHA TUBE CORPORATION

By   /s/ James W. Hoekwater
     Its     Treasurer


UNIVERSAL TOOL & STAMPING COMPANY, INC.

By   /s/ James W. Hoekwater
     Its     Treasurer


ACME METALS INCORPORATED

By   /s/ James W. Hoekwater
     Its     Treasurer





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Accepted and agreed to as of the date and year last above written.

HARRIS TRUST AND SAVINGS BANK

By      /s/ Richard H. Robb
        Its Vice President


NBD BANK

By      /s/ Jenny A. Gilpin
        Its Vice President


MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION

By      /s/ Stephen M. Reese
        Its Vice President


NATIONAL CITY BANK

By      /s/ Brian J. Cullina
        Its Vice President


GENERAL ELECTRIC CAPITAL CORPORATION

By      /s/ Abigail Wolf
        Its     Authorized Signer





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